Exhibit 99.2

Getaround

All content in this file is confidential. DISCLAIMER This presentation (together with oral statements made in connection herewith, this “Presentation”) is provided for informational purposes only and has been prepared to assist interested parties in making their own evaluation with respect to a potential business combination between Getaround, Inc. (“Getaround” or the “Company”) and InterPrivate II Acquisition Corp. (“InterPrivate”) and related transactions (the “Proposed Business Combination”) and for no other purpose. By accepting this Presentation, you acknowledge and agree that all of the information contained herein or disclosed orally during this Presentation is confidential, that you will not distribute, disclose and use such information for any purpose other than for the purpose of y our firm’s participation in the potential financing, that you will not distribute, disclose or use such information in any way detrimental to Getaround or InterPrivate, and that you will return to Getaround and InterPrivate, delete or destroy this Presentation upon request. No representations or warranties, express or implied are given in, or in respect of, the accuracy or completeness of this Presentation or any other information (whether written or oral) that has been or will be provided to you. You are also being advised that the United States securities laws restrict persons with material non-public information about a company obtained directly or indirectly from that company from purchasing or selling securities of such company, or from communicating such information to any other person under circumstances in which it is reasonably foreseeable that such person is likely to purchase or sell such securities on the basis of such information. To the fullest extent permitted by law, in no circumstances will InterPrivate, Getaround or any of their respective subsidiaries, shareholders, affiliates, representatives, partners, directors, officers, employees, advisers or agents be responsible or liable for any direct, indirect or consequential loss or loss of profit arising from the use of this Presentation, its contents, its omissions, reliance on the information contained within it, or on opinions communicated in relation thereto or otherwise arising in connection therewith. In addition, this Presentation does not purport to be all inclusive or to contain all of the information that may be required to make a full analysis of Getaround or the Proposed Business Combination. Viewers of this Presentation should each make their own evaluation of Getaround and of the relevance and adequacy of the information and should make such other investigations as they deem necessary.    Nothing herein should be construed as legal, financial, tax or other advice. You should consult your own advisers concerning any legal, financial, tax or other considerations concerning the opportunity described herein. The general explanations included in this Presentation cannot address, and are not intended to address, your specific investment objectives, financial situations or financial needs.    The Company and InterPrivate have executed a letter of intent (“LOI”) with respect to the Proposed Business Combination. The Proposed Business Combination is subject to, among other things, the negotiation and execution of a definitive agreement providing for the Proposed Business Combination, the approval by InterPrivate’s shareholders, satisfaction of the conditions stated in the LOI and other customary closing conditions. Accordingly, there can be no assurance that a definitive agreement will be entered into or that the Proposed Business Combination will be consummated.    Investing in the securities to be issued in connection with the potential financing involves a high degree of risk. Investors should carefully consider the risks and uncertainties inherent in an investment in the securities before subscribing for the securities. Please refer to a summary of such risk factors separately made available. The risk factors contained in the summary are not the only ones the parties face. Additional risks that the parties currently do not know about or that they currently believe to be immaterial may also impair their business, financial condition or results of operations. You should perform your own due diligence prior to making an investment in InterPrivate and Getaround. All references in this presentation to 2021 financial results represent preliminary, unaudited results and may change subject to the completion of the year-end audit. / 2

NO OFFER OR SOLICITATION This Presentation relates to the potential financing of a portion of the Proposed Business Combination through a private placement of InterPrivate’s Class A common stock. This Presentation shall not constitute a “solicitation” as defined in Section 14 of the Securities Exchange Act of 1934, as amended.    This Presentation does not constitute an offer, or a solicitation of an offer, to buy or sell any securities, investment or other specific product, or a solicitation of any vote or approval, nor shall there be any sale of securities, investment or other specific product in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. Any offering of securities (the “Securities”) will not be registered under the Securities Act of 1933, as amended (the “Securities Act”), and will be offered as a private placement to a limited number of institutional “accredited investors” as defined in Rule 501(a)(1), (2), (3) or (7) under the Act and “Institutional Accounts” as defined in FINRA Rule 4512(c). Accordingly, the Securities must continue to be held unless a subsequent disposition is exempt from the registration requirements of the Securities Act. Investors should consult with their counsel as to the applicable requirements for a purchaser to avail itself of any exemption under the Securities Act. The transfer of the Securities may also be subject to conditions set forth in an agreement under which they are to be issued. Investors should be aware that they might be required to bear the final risk of their investment for an indefinite period of time. Neither Getaround nor InterPrivate is making a n offer of the Securities in any state where the offer is not permitted.    NEITHER THE SECURITIES AND EXCHANGE COMMISSION (“SEC”) NOR ANY STATE SECURITIES COMMISSION HAS APPROVED OR DISAPPROVED OF THE SECURITIES OR DETERMINED IF THIS PRESENTATION IS TRUTHFUL OR COMPLETE. FORWARD-LOOKING STATEMENTS All statements other than statements of historical facts contained in this Presentation are forward-looking statements. Forward-looking statements may generally be identified by the use of words such as “believe,” “may,” “will,” “estimate,” “continue,” “anticipate,” “intend,” “expect,” “should,” “would,” “plan,” “project,” “forecast,” “predict,” “potential,” “seem,” “seek,” “future,” “outlook,” “target” or other similar expressions that predict or indicate future events or trends or that are not statements of historical matters. These forward-looking statements include, but are not limited to, statements regarding estimates and forecasts of other financial and performance metrics and projections of market opportunity and market share. In addition, statements contained in this Presentation related to the product features, characteristics and performance of Getaround’s products are forward-looking statements. These statements are based on management’s current estimations and analysis, and are subject to various assumptions, whether or not identified in this Presentation, reflect the current expectations of Getaround’s and InterPrivate’s management and are not predictions of actual product features, characteristics or performance. These forward-looking statements are provided for illustrative purposes only and are not intended to serve as, and must not be relied on by any investor as, a guarantee, an assurance, a prediction or a definitive statement of fact or probability. Actual events and circumstances are difficult or impossible to predict and may differ from assumptions and such differences may be material. Many actual events and circumstances are beyond the control of Getaround and InterPrivate. These forward-looking statements are subject to a number of risks and uncertainties, including changes in domestic and foreign business, market, financial, political and legal conditions; the inability of the parties to successfully or timely consummate the Proposed Business Combination, including the risk that any required regulatory approvals are not obtained, are delayed or are subject to unanticipated conditions that could adversely affect the combined company or the expected benefits of the Proposed Business Combination or that the approval of the shareholders of InterPrivate or Getaround is not obtained; failure to realize the anticipated benefits of the Proposed Business Combination; risks relating to the uncertainty of the projected financial information with respect to Getaround; risks related to the rollout of Getaround’s business and the timing of expected business milestones; the effects of competition on Getaround’s business; the amount of redemption requests made by InterPrivate’s public shareholders; the ability of InterPrivate or the combined company to issue equity or equity -linked securities in connection with the Proposed Business Combination or in the future; and those factors in this presentation and discussed in InterPrivate’s Amendment No. 1 to the Annual Report on Form 10-K filed with the SEC on June 1, 2021 under the heading “Risk Factors” and other documents of InterPrivate filed, or to be filed, with the SEC. If any of these risks materialize or InterPrivate’s or Getaround’s assumptions prove incorrect, actual results could differ materially from the results implied by these forward-looking statements. There may be additional risks that neither InterPrivate nor Getaround presently know or that InterPrivate and Getaround currently believe are immaterial that could also cause actual results to differ from those contained in the forward-looking statements. In addition, forward-looking statements reflect InterPrivate’s and Getaround’s expectations, plans or forecasts of future events and views as of the date of this Presentation. InterPrivate and Getaround anticipate that subsequent events and developments will cause InterPrivate’s and Getaround’s assessments to change. However, while InterPrivate and Getaround may elect to update these forward-looking statements at some point in the future, InterPrivate and Getaround specifically disclaim any obligation to do so. These forward-looking statements should not be relied upon as representing InterPrivate’s and Getaround’s assessments as of any date subsequent to the date of this Presentation. Accordingly, undue reliance should not be placed upon the forward-looking statements. / 3

InterPrivate overview



Ahmed Fattouh
Chairman & CEO
Founder, InterPrivate

- 25+ years in private equity and M&A
- Founder of InterPrivate and Landmark Value Investments, invested over $1Bn in public and private market strategies
- Private equity at Investcorp
- M&A at Morgan Stanley
- SPAC sponsor of IPV merger with Aeva, Senior Advisor of THCB merger with Microvast, IPVF merger with Aspiration



Brian Q. Pham
Executive VP
Partner, InterPrivate

- 10+ years experience as tech investor, entrepreneur, advisor
- Founding team, Sherpa Capital, multi-stage venture capital firm that grew to over $700M AUM
- Morgan Stanley tech banking – 20+ IPOs and follow-ons, $20Bn+ raised
- SPAC sponsor of IPV merger with Aeva, Senior Advisor of THCB merger with Microvast



Alan Pinto
Executive VP
Partner, InterPrivate

- 25+ years experience in financial industry across shipping, industrials, energy, real estate, technology
- Advisor to InterPrivate since 2015, participating in transaction execution alongside IPV
- Founding Managing Director Dahlman Rose
- SPAC Experience: sponsor of IPV merger with Aeva, Senior Advisor of THCB merger with Microvast



Jeffrey Harris
Director

- Founder Global Reserve Group
- Partner Quantum Energy, 30 years w/ Warburg Pincus
- Former Chairman of NVCA; over 40 boards including: Knoll, Rigup, Foro, and ChargePoint



Matthew Luckett
Director

- Managing Partner ALBA Holdings, GP Lampros Capital
- Investment committee of Global Customised Wealth and Co-Portfolio Manager of Balestra Capital Partners
- 25 years investing SoundView Technology, Balestra Capital



Tracey Brophy Warson
Director

- 30+ years in financial services industry across fintech, clean energy, and food
- Former CEO of Citi Private Bank and Chairman of Citi Private Bank North America
- Former Executive at Bank of America and Wells Fargo



Susan Decker
Board Advisor

- Founder and CEO of Raftr
- Former CFO and President at Yahoo
- Over 8 boards including Berkshire Hathaway, Costco, Vail Resorts and SurveyMonkey

A leading SPAC platform

$259m IPO Proceeds

1/5th Warrant

InterPrivate II Acquisition Corp.

IPV II's mandate is to identify a high growth, differentiated technology platform, with an exceptional management team

- **4-time** SPAC sponsor with integrated platform for **best-in-class** execution
- **Track record of execution** on 2 recently completed de-SPAC/PIPE transactions
- Private equity, VC, operating partners add **domain expertise** and **network effects**
- Proven ability to **support transactions with PIPE capital** from family office LPs
- Highly informed sponsor: **IPV I & III** SPACs completed and announced, respectively, and **IPV IV** currently seeking targets

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Getaround investment highlights Top 2 player globally in peer-to-peer carsharing -Operates in 950 cities across 8 countries, with 1.6m guests renting 66k cars from hosts Large total addressable market enabled by digital model -Serviceable addressable market of $155B Differentiated tech of connected cars enables superior UX -Creates uniquely seamless host and renter value proposition Proven path to profitability -Proven profitability per transaction: >50% contribution margin -Proven profitability per city: Top 20 cities in aggregate are EBITDA positive Fully funded business plan and highly attractive financial profile -Projected EBITDA breakeven by 2024 -2026E EBITDA margin of 11% with significant room to grow

Getaround Intro 210719 from Getaround

Our mission is to solve the 95% problem    Cars are wastefully parked 95% of each day1    But accessing a car you don’t own is hard, offline, analog Introducing our digital carsharing marketplace 1. “Going My Way? The Evolution of Shared Ride and Pooling Services”, Berkeley Transportation Sustainability Research Center, 2020

Getaround    is a leading global and digital carsharing marketplace HOSTS Earn income by sharing cars 66k active cars $370M host earnings GUESTS Get instant access to cars nearby 1.6m unique guests 5.7m trips completed 950+ active cities in 8 countries Powered by the Getaround Connect® Cloud 66K active cars as of Q3 ’21—unique guests, host earnings, and trips completed since inception through 12/31/21 An active city is a location where Getaround operates and a host is able to offer a car on the platform A unique guest is the number of users who have booked 1+ trips—a trip represents an individual customer booking Connected cars on network 14 10.5 20x larger than 7 nearest competitor 3.5 Closest Competitor Estimated for closest competitor using public data as of 5/1/21 A connected car is a car with a connected device installed

100% digital carsharing experience Removes transactional friction points Reserve instantly and Share and earn digitally go — from anywhere — no in-person interaction

A **decade** of innovation and growth

- **2011** — **Launched** in San Francisco
- **2013** — **Getaround Connect®**
- **2015** — **Expanded** to Chicago
- **2017** — **U.S.** expansion to other tier 1 cities
- **Toyota** investment and partnership
- **2018** — Uber integration
- **2019** — **EU** expansion and Drivy acquisition (drivy)
- **2020** — **Profitability** demonstrated in Europe[1]
- **2021** — **U.S.** suburban and tier 2 city expansion

$500M+ equity raised from top tier Silicon Valley & strategic investors

Series E	**$140M** from SoftBank, Reinvent, Total Energies, Menlo Ventures, and others
Series D	**$300M** from SoftBank, Toyota Motor Co., PeopleFund, and others
Series C	**$45M** from Braemar, Menlo Ventures, SPARX (Toyota), SAIC, and others
Series B	**$24M** from Cox Auto, Menlo Ventures, Triangle Peak, SOS Ventures, and others
Series A	**$14M** from Menlo Ventures, Redpoint, General Catalyst, Madrona, and others

1. Profitability in Europe measured on Adjusted EBITDA basis for Q3 '20

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Strong growth in GBV through COVID-19 59% growth in COVID-19 $167M $136M $105M $18M $26M 2017 2018 2019 2020 2021 GBV = GROSS BOOKING VALUE1 Gross Booking Value (GBV, non-GAAP) is total receipts billed through the platform, including amounts collected on behalf of hosts — see Appendix for GAAP reconciliation All figures exclude lease revenue from discontinued owned fleet which ended in March 2020 … with continued acceleration in net flow-through 179% growth in COVID-19 $81M $65M $29M $15M $9M 2017 2018 2019 2020 2021 NMV = NET MARKETPLACE VALUE2 Net Marketplace Value (NMV, non-GAAP) is all commissions collected from hosts, plus incremental fees billed to guests, less contra-revenue items All figures exclude lease revenue from discontinued owned fleet which which ended in March 2020

Pioneered the **digital** carsharing transformation

TAXI · GM · TURO · enterprise · BLOCKBUSTER · NOKIA → Uber · TESLA · getaround · NETFLIX · Apple



$30B
$38B
$43B
$44B

Digital carshare is up to a **$155B serviceable market**

Car-free population	People who do not own a car, and choose to live car free
Car loan alternative	People with car loans where Getaround is a more affordable alternative
Rideshare & Gig	People who rideshare for trips where Getaround provides greater utility
Car rental	People who travel and rent cars at destinations for business or leisure

Analog

- Human-intensive manual operations
- Offline and disjointed processes
- Challenging transition to digital

Digital

- **Fully digital**, frictionless user experience
- **Data rich**, focused on optimization
- **Digitally native** from the outset

Company estimate of serviceable market based on public data for North American and Europe on zero-car households, turnover rate of car loans, ride trips greater than 3 miles, and the traditional car rental market - serviceable market may be less than illustrated to the degree there is overlap between market segments

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Expanded addressable market via more use cases and geo coverage Chart is for illustrative purposes only and represents Getaround’s view of the addressable market for the various business models depicted High booking intent across all population densities Atlanta, GA New York, NY 2.2k ppl per mi² 31k ppl per mi² 85% household car ownership 45% household car ownership Map visualization of actual search demand for 1/1/21—5/16/21

The **Getaround Connect®** Cloud Platform


DEMAND
SUPPLY
Getaround apps
Uber Rideshare & mobility partners
Optimized for **digital** and **contactless**
getaround
digital marketplace
getaround
Connect® Cloud Platform
Data
Machine learning
Software
Getaround Connect® IoT device
(w/ support for 3rd-party devices)
OEM cloud systems
1.2B legacy cars today
275m+ connected cars by 2025
Vertically integrated tech stack powers digital, connected experience on **virtually any car**

Worldwide car count sourced from https://get.co/3rarDZj - Connected cars from "Three-Quarters of All New Cars to be Connected in Five Years", Counterpoint Insights, 2020
Car counts reflect the total opportunity of current analog and forecasted connected cars worldwide
Getaround installed into thousands of car models and technologically compatible with virtually any car

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Uniquely able to digitize 1.2B legacy cars Patented IoT technology enables any car to connect to our Getaround Cloud™    Powers our digital experience - Contactless pick-up and return - Bluetooth and remote unlock - Anti-theft and security features    Real-time vehicle data capture - Mileage & fuel - Sensors & diagnostics - GPS & acceleration    Over-the-air upgradable software Worldwide car count sourced from publicly available data Certified network of technicians worldwide    Online certification + portal for training new installers virtually    Supports 7K+ makes and models    1 hour typical install time Building partnerships to support continued growth

Working with OEMs on the future of the connected car Accelerating supply growth via native OEM software integrations A history of inventive partnerships with OEMS EU 2018 2019 2020 2021 Strategic POC Signed pilot Signed pilot investment & integration agreement w/ agreement POC w/ Toyota with Tesla large EU OEM w/ Toyota …with more integrations actively progressing Tesla integration achieved through a commercial agreement with Smartcar

Using advanced data science to drive improvement across the business Dynamic Fraud Marketplace Smart pricing intelligence optimization automation Booking FUEL & TOLL Verify identities signals MILEAGE BILLING Utility Risk pricing pricing Block abusers TOW & IMPACT CUSTOMER SERVICE Optimized on trip Fees and security DETECTION AUTOMATION parameters & local deposit dynamic market factors with risk indicators Supply Real-time alerts DRIVING rebalancing ALERTS Maximize revenue yield Secure and data- Optimize utilization Automatic cost recovery & & dynamic risk pricing driven KYC system and trip stacking safety monitoring

Growing and densifying existing markets with adjacent expansion Boston, MA Miami, FL Chicago, IL Active area Expansion area Map illustrates active and planned operating areas in select markets as of 6/1/21 Pie chart represents % of total population in already active metros vs population in planned new metros New metros 15% 85% of user growth coming from expansion in existing metro areas in the U.S. and EU

Who we serve

The Powerhost

"I manage my fleet business on Getaround"

55m entrepreneurs

The Individual Host

"I share my car when I don't need it, and earn supplemental income"

520m individuals

Car supply

Renter demand

The Utility Guest

"I do not have access to a car, and need one frequently to live and work"

46m people

The Lifestyle Guest

"I chose to live car-free in the city, or need a different car than the one I own"

39m people

Most cars earned **$10K or more** in '21

Guests spent **$650/yr on average** in '21

USE CASES

- Visiting Friends & Family
- Weekly Errands
- Moving & Large Item Transport
- Local Getaways
- Family Pickup / Dropoff
- Car Repair Replacement
- Consumer Travel

Car earnings are net amounts paid to hosts after commission, excluding adjustments, and based on cars with at least 6k hours listed in 2021 in North America - illustrative of a fully connected marketplace
Guest spend is total payments for users who completed first trip no later than 12/31/20 and booked 1+ trips in 2021 - data is for North America, illustrative of a fully digital and connected marketplace
Entrepreneurs represents total estimate of early-stage entrepreneurs in North America and Europe as per the GEM 2020/2021 Global Report
Individuals represent total estimate of passenger vehicle drivers in the U.S., EU, and CA who are not classified as Entrepreneurs per above
Number of guests represents total estimate of estimated population living car-free in the U.S., EU, and CA

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Increasing usage drives higher customer LTVs 2x usage increase since 2018 Driven by repeat guests Cohort guest spend increasing YoY Monthly hours booked per guest Average monthly guest GBV Average cumulative GBV per guest 55 Spring Fall $800 New 16% 50 $700 45 $600 2018 40 $500 2019 2020 Returning $400 35 84% 30 $300 $200 Returning guests contribute 9 0 1 9 0 18 1 2 2 18 1 2 — ——p — over 84% of monthly revenue p p Mar Mar Mar Mar S e S e e S M0 M4 M8 M12 M16 M20 M24 M28 M32 M36 Data is for North America—represents a fully digital and connected marketplace Gross Booking Value (GBV, non-GAAP) is total receipts billed through the platform, including amounts collected on behalf of hosts – see Appendix for GAAP reconciliation Returning guest data shown as average of monthly guest GBV for the full year 2020 Cohort chart shows average curve fit to monthly guest GBV cohorts in each of 2018, 2019, and 2020

Accelerating adoption by entrepreneurs who become Powerhosts

EXAMPLES OF OUR POWERHOSTS



Kisean Smith

- 26-year-old Getaround Powerhost from Atlanta
- A Powerhost for two years
- 11 cars on the platform
- Generating ~$5,000/mo (after expenses)



Sophia and Wilmer Escobar

- Getaround Powerhost couple from Washington DC
- Started with 2 cars and grew to over 100 cars
- Looking to scale up to 200 cars in 2022

FUELING GROWTH OF CONNECTED CAR NETWORK

71% of GBV from Powerhosts[1]



24x growth
in Powerhost cars
Dec-15
Dec-18
Dec-21
# of Powerhost cars

Benefits of Powerhosts

- Business minded and eager to add cars
- Minimal incremental cost to scale supply
- Greater availability and upkeep
- Will relocate cars to meet demand

Data for North America – represents a fully digital and connected marketplace
Gross Booking Value (non-GAAP) is total receipts billed through the platform, including amounts collected on behalf of hosts
Powerhosts defined as hosts with 2+ cars on the platform
1. Powerhost GBV measured from 01/01/20 – 12/31/21

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Acquiring hosts and building an ecosystem for growth PLAYBOOK FOR LOCAL ENGAGEMENT & SUPPORT Targeted 1 2 3 marketing outreach Partner with local Negotiate win-win Promote with municipalities parking deals local press Dedicated account management Investing in community partnerships to help hosts grow responsibly Community & engagement programs 1 in 4 hosts are entrepreneurs % new hosts becoming Powerhosts by cohort year 30% 2017 2018 2019 2020 25% 20% 15% 10% 5% M0 M2 M4 M6 M8 M10 M12 M14 M16 Cohorts include all new hosts joining the connected NA marketplace in a given year and characterizes the % of hosts that are entrepreneurs who become Powerhosts in a given month by listing 2+ cars simultaneously on Getaround

Powerhosts scale and add more cars organically

Powerhost organic flywheel



Host adds cars based on demand
First guests discover new cars
Word-of-mouth / virality increases local demand
Establishes returning guest base
Car achieves optimal revenue yield

Powerhosts expand
8x over 18 months

Cohort GBV retention by host over 6 quarters



1.0x
2.9x
3.1x
3.6x
4.6x
6.4x
8.0x
Q0
Q1
Q2
Q3
Q4
Q5
Q6

Data is for North America - represents a fully digital and connected marketplace
Chart shows weighted average of GBV for all Powerhost cohorts from 4/1/2015 to 4/1/2018
Gross Booking Value (GBV, non-GAAP) is total receipts billed, including amounts collected on behalf of hosts

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Enabling hosts through data and technology Enhances pricing No rental counter Detect & automate Track exceptions & Tools for managing and revenue yield ops required billable events react in real-time vehicle fleets Predictive demand-engine High-velocity transactions Trip event detection ML Real-time DTC tracking Fleet management Real-time dynamic pricing Multiple bookings per day Automated billing & recovery Improved service planning Track major events

Scalable partner distribution channels Acquiring guests through partners that access Getaround’s connected car network TYPICAL PARTNERS Rideshare Hospitality Travel API Food delivery Package Getaround delivery digital marketplace Proven ability to develop national partnerships UBER DRIVER APP 1 2 3 Connect your Rent an Uber Drive and earn Uber account ready car nearby immediately With others in the works

A differentiated business and foundation for continued leadership Global network Asset-light model 100% digital experience OEM & mobility integration High frequency use case Entrepreneur ecosystem Asset-light + digital enable competitive advantage: 1 Preferred user experience 2 Significantly larger TAM 3 Scalable & capital efficient

We help reduce **congestion** & **pollution**

FEWER CARS ON THE ROAD



~10 cars off the road
for each shared car

REDUCED CARBON EMISSIONS

34 - 41% GHG reduction per household

100B lbs CO^2 eliminated for 1M Getaround cars

Berkeley
UNIVERSITY OF CALIFORNIA

Data from Transportation & Sustainability Research Center at UC Berkeley
- S. Shaheen, N. Chan, "Mobility and the Sharing Economy – Impact Synopsis", 2015

Company estimated carbon impact from household emissions reduction shown and EPA estimate of average passenger car emissions

...and provide mobility to those who **need it the most**

SERVING THE LESS AFFLUENT AND UNDERBANKED

58% Transactions made on debit cards only

51% Booked hours in less affluent neighborhoods

UNDERSERVED BY OTHER MOBILITY OPTIONS

34% Booked hours in low-density transportation deserts

"[Getaround has] a disproportionately **positive effect on lower-income consumers**"

NYU | STERN

Data from NYU Stern research report
- S. Fraiberger, A. Sundararajan, "Peer-to-Peer Rental Markets in the Sharing Economy", 2016

Less affluent neighborhoods define as having average annual household income < $70K
Transportation deserts defined as neighborhoods with less than < 12K people per square mile

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Led by a seasoned team of mobility operators and entrepreneurs Sam Zaid Laura Onopchenko Elliot Kroo Simon Baldeyrou Sy Fahimi Founder & CEO CFO Founder & CTO COO EU COO NA Jeff Russakow Tom Alderman Ivana Savicevic Spencer Jackson Karim Bousta Global Exec Director VP Finance VP Accounting General Counsel Strategic Director TEAM EXPERIENCE MARQUEE INVESTORS

In the early stages of long-term growth Data monetization Execute on proven growth playbook Services for hosts Enhance monetization Pricing enhancements Upside from OEM and Uber integrations Local development Upside from rebound in travel Capture demand Marketing investments Open new markets Add Scale Powerhosts supply Upside refers to potential areas of revenue that are not included in the Company’s current financial projections

Financial Summary

Financial **highlights**

- **Rapid growth** before and through COVID-19
- **Leading take rates** and trip margin
- **Strong economics** with accelerating cohorts
- **Investing** in continued market leadership

Best-in-class take rate

(NMV to GBV ratio)

getaround	TURO	Uber	airbnb
48%	37%	18%	13%

>2x higher revenue yield than car rental (revenue per day)

getaround	TURO	AVIS	Hertz
$177	$120	$76	$60

Gross Booking Value (non-GAAP) is total receipts billed through the platform, including amounts collected on behalf of hosts
Net Marketplace Value (non-GAAP) is all commissions collected from hosts plus incremental fees billed to guests – excludes earnings paid to hosts
Take rates are 9ME '21 sourced from Q3 '21 quarterly earnings reports for Airbnb and Uber, S-1 filing for Turo, unaudited Q3 '21 actuals for Getaround
RPD (revenue per day) are 9ME '21 for the Americas, sourced from Q3 '21 quarterly earnings reports for Hertz and Avis, S-1 filing for Turo, unaudited Q3 '21 actuals for Getaround getaround / 31

Bolstered fundamentals and industry-leading growth during COVID-19

STRONG NMV GROWTH DESPITE A CHALLENGING ENVIRONMENT

125%
Increase in NMV



$65M
$29M
FY 19
FY 20
Net Marketplace Value

SIGNIFICANT REDUCTION IN DIRECT MARKETING SPEND

96%
Reduction in spend



$24M
$1M
FY 19
FY 20
Direct Marketing Spend

OPERATIONAL FOCUS ON DRIVING IMPROVED MARGIN PROFILE

-34pps
Reduction in support costs



77%
43%
FY 19
FY 20
Trip Support Costs
(% of NMV)

Net Marketplace Value (NMV, non-GAAP) is Net Revenue plus EU Insurance Share, and represents all commissions collected from hosts plus incremental fees billed to guests – it excludes all earnings paid to hosts
Direct Marketing shown represents total variable direct marketing costs, calculated as digital acquisition costs plus other non-digital acquisition costs, and excludes brand and agency expenses
Trip Support Costs primarily consists of certain platform insurance expenses, claims support and customer relations costs – shown as a % of Net Marketplace Value
NMV figures shown on the left plot exclude lease revenue from discontinued owned fleet which ended in March 2020

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Demonstrated path to city profitability at ~50% EBITDA EXAMPLE MARKET AT SCALE PROFITABILITY OF TOP 20 GENERATES EBITDA OF ~50% MARKETS (RANKED BY GBV) 40% GBV Marketing $31.7M 20% $26.4M 0% 0% $18.7M EBITDA -20% -40% Adjusted -60% $2.5M -80% $1.4M $0.3M 9 1 9 1 20 1 20 20 2 20 1 20 20 2 20 20 Adjusted 8% 50% 49% Top 5 Markets Markets #6-10 Markets #11-15 Markets #16-20 EBITDA Gross Booking Value (GBV, non-GAAP) is total receipts billed through the platform, including amounts collected by hosts – see Appendix for GAAP reconciliation ROAS (return-on-ad-spend) defined as cumulative GBV generated divided by cumulative marketing investment in a market Marketing investment calculated as all performance marketing spend allocated to the specified markets Adjusted EBITDA (non-GAAP) as shown on “Appendix: Getaround financial forecast” Top 20 markets ranked by estimated GBV generated in 2021 ~50% Adjusted EBITDA at scale driven by digital marketplace model >13x ROAS (Return-On-Ad-Spend) illustrating efficient market growth investment Strong profitability trend achieved while growing markets through COVID-19

Accelerating guest spend and lifetime value



Guest GBV (5y)
Trip Contribution Margin
$1,700
$1,500
$1,300
$1,100
$900
$700
18%
52%
55%
67%
Trip frequency
Revenue yield
Trip margin
2018
2019
2020
2021
2022E
2026E
Estimated 5y Guest GBV
Forecasted 5y GBV

CAC & Marketing Payback

Year	Guest CAC (plan)	Payback (months)
2021	$84	4.2
2022	$91	5.0
2026	$59	2.4

- Customer Acquisition Cost (CAC) is the average cost to acquire a new guest that activates by completing a trip on the marketplace
- Payback is the month at which Trip-related Gross Profit exceeds Guest CAC
- Historical CACs for 2018 and 2019 are $76 and $100 respectively
- 2020 represents an organic growth year with minimal marketing investment therefore no indicative CAC has been calculated

GBV, CAC, and marketing data shown is for North America - illustrative of a fully digital and connected marketplace

Gross Booking Value (GBV, non-GAAP) is total receipts billed through the platform, including amounts collected on behalf of hosts – see Appendix for GAAP reconciliation

Estimated Guest GBV trended out to 5 years from actual cohort performance and measured cumulatively over the period

Trip Contribution Margin calculated as Service Revenue (GAAP) less Cost of Revenue (GAAP), less Trip Support costs, quantity divided by Service Revenue

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>100% earnings retention for Powerhosts — and multiplying quickly Earnings Retention by Powerhost Cohort Cohort Y1 Y2 Y3 Y4 Y5 2016 100% 331% 360% 556% 500%1 2017 100% 396% 592% 463%1 2018 100% 1,261% 943%1 2019 100% 256%1 2020 100%1 1. Represents periods impacted by COVID-19 Data shown is for North America—illustrative of a fully digital and connected marketplace Earnings is all commissions and adjustments paid to hosts for trips booked on their cars Average Cars per Powerhost 12.2 11.2 8.9 8.9 8.2 5.0 3.2 ‘17 9 0 ‘2 1 ‘15’16 ‘18’1 ‘2 1 1 1 1 1 1 1 Q Q Q Q Q Q Q

30% guest revenue retention after 5 years with 5+ year customer lifetime

NMV Retention by Guest

Cohort	Y1	Y2	Y3	Y4	Y5
2016	100%	**50%**	**36%**	**33%**	*30%*[1]
2017	100%	**45%**	**35%**	*34%*[1]	
2018	100%	**43%**	*35%*[1]		
2019	100%	*37%*[1]			
2020	*100%*[1]				

- **Best-in-class guest retention** relative to direct peers enabled by digital model
- **Long (5+ years)** and predictable customer lifetimes generates strong ROI
- **Opportunity to improve** trend further coming out of COVID-19

1. Represents periods impacted by COVID-19

Data shown is for North America - illustrative of a fully digital and connected marketplace

Earnings is all commissions and adjustments paid to hosts for trips booked on their cars

Net Marketplace Value (NMV, non-GAAP) is all commissions collected from hosts plus incremental fees billed to guests – excludes earnings paid to hosts

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Clear operating leverage and path to long-term margin profile OVERHEAD COSTS / NMV 121% -101pps 85% 44% 29% 24% 20% 2021 2022E 2023E 2024E 2025E 2026E 2026E Gross Margin 94% / NMV Trip Contrib. Margin 67% / NMV Adjusted EBITDA 11% / NMV Overhead Costs includes all fixed non-marketing expenses, and primarily consists of Compensation & related expense, General & administrative expense, and non-variable Operations & support expense Trip Contribution Margin calculated as Service Revenue (GAAP) less Cost of Revenue (GAAP), less Trip Support costs, quantity divided by Service Revenue Adjusted EBITDA (non-GAAP) as shown on “Appendix: Getaround financial forecast”

Fully funded plan with rapid growth to >$1B NMV NET MARKETPLACE VALUE ($M) 74% CAGR    FY 21 – FY 26 17 9 1 18 1 20 2 3E 4E 5E 6E 0 0 22E 2 2 2 2 2 2 20 20 20 0 0 0 0 0 2 2 2 2 2 ADJUSTED EBITDA ($M) $140M expected to fully fund to profitability from closing $1 9 1 1 20 2 22E 2 3E 4E 2 5E 6E 20 20 2 2 20 0 0 0 0 0 2 2 2 2 2 All figures in millions—Adjusted EBITDA as shown on “Appendix: Getaround financial forecast”    Net Marketplace Value (non-GAAP) is all commissions collected from hosts plus incremental fees billed to guests – excludes earnings paid to hosts Company is projected to be fully funded assuming at least $140M net proceeds delivered at transaction closing based on the current forecast All NMV figures exclude lease revenue from discontinued owned fleet which ended in March 2020

Transaction

Peer set of marketplace innovators Leading Global & Digital Carsharing Market Asset-light digital carsharing marketplace Rapid scaling bolstered by efficient network expansion strategy and organic flywheel Integrations w/ OEMs & mobility partners High Growth Marketplaces Asset light, two-sided marketplace models Network effects, with organic growth Addressing different end markets Differing margin profiles

Operational benchmarking CY2021E – CY2023E Revenue CAGR Median: 23.9% CY2023E Gross Margin Median: 74.2% Source: CapIQ IBES and company materials. Market data as of 1/28/22, Getaround revenue CAGR and Gross Margin based on Net Marketplace Value (NMV)

Valuation benchmarking TEV / CY2023E Revenue Median: 4.8X TEV / CY2023E Growth Adjusted Revenue Median: 0.19x Source: Wall Street Research, CapIQ Market data Market data as of 1/28/22, Getaround revenue multiples represent CY2023E Net Marketplace Value (NMV) CY2023E EV / Revenue multiple adjusted by CY2021E-CY2023E Revenue CAGR

@ Getround

Appendix

Getaround financial **forecast**

($ in 000's)	2021	2022E	2023E	2024E	2025E	2026E
Gross Booking Value	**$167,421**	**$253,913**	**$492,701**	**$916,437**	**$1,583,723**	**$2,558,651**
Net Marketplace Value	**$81,076**	**$121,884**	**$233,581**	**$447,130**	**$780,497**	**$1,289,358**
Less: EU insurance share	(18,010)	(28,394)	-	-	-	-
Net Revenue	**$63,067**	**$93,490**	**$233,581**	**$447,130**	**$780,497**	**$1,289,358**
Cost of revenue, net of amortization	(6,046)	(8,463)	(13,975)	(26,261)	(46,445)	(78,557)
Sales and marketing	(20,331)	(49,865)	(53,796)	(75,848)	(152,617)	(256,779)
Operations and support	(46,978)	(76,465)	(166,045)	(250,608)	(370,563)	(563,979)
Technology and product development	(17,800)	(26,009)	(28,057)	(49,530)	(87,629)	(142,328)
General and administrative	(59,458)	(59,320)	(62,989)	(67,144)	(103,340)	(139,490)
Depreciation and amortization	(12,815)	(12,189)	(11,896)	(12,388)	(13,448)	(8,467)
Total Operating Expense	**($163,429)**	**($232,310)**	**($336,759)**	**($481,779)**	**($774,042)**	**($1,189,599)**
Gain / (Loss) From Operations	**($100,362)**	**($138,820)**	**($103,178)**	**($34,649)**	**$6,455**	**$99,759**
Plus: Depreciation and amortization	12,815	12,189	11,896	12,388	13,448	8,467
Plus: Stock-based compensation	11,468	13,528	19,026	22,173	24,679	25,887
Plus: One-time expense	16,873	6,128	1,510	875	1,094	1,367
Adjusted EBITDA	**($59,206)**	**($106,976)**	**($70,746)**	**$788**	**$45,676**	**$135,480**

2021 represents preliminary results, subject to completion of year-end audit

One-time expense includes primarily non-cash contingent compensation expense related to the acquisition of Drivy SAS – expanded disclosure regarding financial projections at the bottom of the next slide

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Non-GAAP **reconciliation**

($ in 000's)	2021	2022	2023	2024	2025	2026
Net Revenue	$63,067	$93,490	$233,581	$447,130	$780,497	$1,289,358
Plus: EU insurance share	18,010	28,394	0	0	0	0
Net Marketplace Value (NMV)	**$81,076**	**$121,884**	**$233,581**	**$447,130**	**$780,497**	**$1,289,358**
Plus: owner earnings	$77,240	$119,291	$234,664	$426,645	$732,528	$1,157,898
Plus: coupons, makewells and pass-throughs	9,104	12,737	24,455	42,662	70,698	111,395
Gross Booking Value (GBV)	**$167,421**	**$253,913**	**$492,701**	**$916,437**	**$1,583,723**	**$2,558,651**
Net Revenue	$63,067	$93,490	$233,581	$447,130	$780,497	$1,289,358
Less: Parking subscription	(1,947)	(2,512)	(4,613)	(9,264)	(15,194)	(23,328)
Service Revenue	**$61,120**	**$90,978**	**$228,968**	**$437,866**	**$765,303**	**$1,266,030**
Less: Cost of revenue	($6,046)	($8,463)	($13,975)	($26,261)	($46,445)	($78,557)
Less: Trip support	(23,010)	(30,901)	(104,281)	(154,787)	(225,854)	(340,035)
Trip Contribution Profit	**$32,064**	**$51,614**	**$110,713**	**$256,817**	**$493,005**	**$847,438**
Trip Contribution Margin	*52.5%*	*56.7%*	*48.4%*	*58.7%*	*64.4%*	*66.9%*

Financial projections on the previous slide are based, among other things, on the information and trends described by Getaround management herein – these projections assume, among other things, (a) Getaround is able to achieve its market expansion goals using its Powerhost strategy, and with economics, host and guest trends that are at least as attractive as those described herein, and (b) certain costs of the business will grow slower than revenue, providing operating leverage leading to profitability – investors should refer to the forward looking statements disclaimer provided on slide 3 and the risk factors described in this appendix for additional elements that may impact projections

Reconciliations of projected non-GAAP financial results to the corresponding GAAP amounts is not provided because the quantification of certain items that are excluded from non-GAAP financial measures cannot be reasonably calculated or predicted at this time without unreasonable efforts

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22Q1E prelim results 20% GBV growth Feb to Mar $12.4M $10.3M $9.7M Jan Feb Mar GBV = GROSS BOOKING VALUE1 Gross Booking Value (GBV, non-GAAP) is total receipts billed through the platform, including amounts collected on behalf of hosts … accelerating momentum in both GBV & NMV 21% NMV growth Feb to Mar $6.4M $5.3M $5.0M Jan Feb Mar NMV = NET MARKETPLACE VALUE2 Net Marketplace Value (NMV, non-GAAP) is all commissions collected from hosts, plus incremental fees billed to guests, less contra-revenue items

Risk factors & Disclosures

Risks Related to Our Operations The COVID-19 pandemic (“COVID-19”) and the impact of actions taken to mitigate COVID-19 have negatively impacted and will continue to negatively impact our business, financial condition, and results of operations. The effects of COVID-19 and other potential future public health crises, epidemics, pandemics or similar events on our business, operating results and cash flows are uncertain. We have incurred significant operating losses since inception and may not achieve or maintain profitability in the future. We have a limited operating history in an evolving industry, which makes it difficult to evaluate our current business and future prospects and may increase the risk of your investment. We face intense competition and may not be able to compete successfully with current or future competitors, which could adversely impact our business, financial condition, and results of operations. We experience seasonality and other significant fluctuations in our operating and financial results. The impact of adverse or changing economic conditions, including the resulting effects on consumer spending, may adversely affect our business, financial condition, and results of operations. Because we recognize revenue over the duration of trip instead of upon booking, upticks or downturns in bookings are not immediately reflected in our results of operations. A significant percentage of trips reserved on our platform take place in or near large metropolitan areas. If our operations in these areas are disrupted, our business, financial condition, and results of operations will be adversely affected. If we do not retain existing hosts or guests or add new hosts and guests, or if hosts fail to provide an adequate supply of high-quality, as-advertised and well-serviced vehicles, our business, financial condition, and results of operations will be negatively impacted. We have a Vehicle Solutions Agreement with Uber, pursuant to which Getaround vehicles are available to Uber drivers within the Uber app, however, Uber may terminate the agreement for convenience upon sixty (60) days’ notice, and there is no guarantee this business relationship will create meaningful revenue for us, which may be the result of Uber terminating the agreement or not prioritizing our service relative to other car rental or car sharing services, Getaround not making vehicles available to Uber drivers at sufficiently attractive rates to generate meaning revenue for Uber, or for a variety of known or unknown causes both beyond and within our control. If our platform, including searching for vehicles and completing the reservation and payment process, is not easy to navigate for potential guests, or our product experience improvements are not successful, or if new guests are dissatisfied with our account creation or verification processes, we may not be able to encourage guests to make reservations on our platform. The manufacture, installation and operation of the Getaround Connect is highly dependent upon third party suppliers, service providers and networks, including sole source component suppliers who have been impacted by the global semiconductor supply chain shortage. Our business may be harmed if these parties do not perform their obligations or if they suffer interruptions to their own operations, or if alternative component sources are unavailable or if there is an increase in the costs of these components. The availability of vehicles suitable for our platform has been negatively impacted by the global semiconductor supply chain shortage, limited inventory of (and historically high prices for) new and used vehicles, and other economic factors affecting the automobile and transportation industries. Our efforts to minimize the likelihood and impact of adverse cybersecurity incidents and to protect data and intellectual property may not be successful and our business, manufacturing operations and reputation could be negatively affected by a cyberattack, security incident or other disruptions. Cyber incidents or attacks directed at us could result in information theft, data corruption, operational disruption, increased operational costs to investigate and respond to the incident, and/or financial loss. Host, guest, or other third-party actions that are criminal, violent, inappropriate, dangerous, or fraudulent, may undermine the safety or perception of safety of our platform, along with our ability to attract and retain hosts and guests, which could adversely affect our brand, reputation, business, financial condition, and results of operations. Measures taken to improve safety of our platform and our reputation may cause us to incur significant expenditures and may not be successful. We rely on third-party insurance policies to insure against risks related to our platform, including for damage to individuals (including death) and property resulting from vehicles shared through our platform. We expect the costs of our insurance policies to continue to grow and if our insurance coverage is insufficient for the needs of our business or our insurance providers fail to pay on our insurance claims, or if insurers are no longer willing to provide insurance to us specifically or car-sharing platforms generally, on acceptable terms or at all, our business, financial condition and results of operations could be adversely affected. Our accounting reserves and accruals for insurance and other claims may be inadequate, which may result in excess losses beyond our financial forecasts, which could adversely affect our business, results of operations, and financial condition.

Risks Related to Our Operations (Cont’d) The personal automobile insurance companies insuring the cars that hosts share on our platform may deny coverage for claims or decline to renew automobile insurance policies issued to hosts, based on incidents involving shared vehicles or carsharing procedures followed by hosts (such as placing car keys inside vehicles), while hosts’ vehicles are being shared on our platform. These events may deter hosts from sharing their vehicles on our platform or result in other negative impacts on our business. Our community experience support function is critical to the success of our platform, and any failure to provide high-quality service could affect our ability to retain and attract hosts and guests. Our growth prospects and a substantial portion of our revenue (particularly in France) are dependent on our Powerhosts; if we do not retain these Powerhosts, our business, financial condition, and results of operations may be negatively impacted. If our goodwill or intangible assets become impaired, we may be required to record a significant charge to earnings. Significant portions of our revenue and expenses are denominated in foreign currencies, and our financial results are exposed to changes in foreign exchange rates. Getaround SAS, the French operating subsidiary, may not be wholly owned by Getaround for a period of time following completion of the Business Combination. We face risks related to safety recalls affecting vehicles shared on our platform and may face liability for damage or injuries resulting from our failure to comply with such safety recalls. Maintaining and enhancing our brand and reputation is critical to our growth, and negative publicity could damage our brand and harm our ability to compete effectively. We may not be able to effectively manage the risks presented by our business model internationally. Carsharing is a relatively new market, and the rate of adoption and our associated growth in our current markets may not be representative of rates of adoption or future growth in other markets. If we fail to predict the manner in which our market develops, or if car sharing does not achieve broad acceptance, our business, results of operations, and prospects may be materially and adversely affected. We rely on traffic to our website to grow revenue, and if we are unable to drive traffic cost-effectively, it would materially adversely affect our business, results of operations, and financial condition. Our debt obligations contain restrictions that impact our business and expose us to risks that could negatively impact our liquidity and financial condition. Additional funding may not be available on reasonable terms, or at all. We may rely on third-party service providers and strategic partners, such as OEMs, for many aspects of our business, and any failure to maintain these relationships could harm our business. To date, our agreements with OEMs to connect with their vehicles are in the trial or pilot/proof of concept stage, and there is no assurance that these pilots will be successful or that we will be able to enter into commercial agreements with them to connect with their vehicles on acceptable terms or at all. The successful operation of our business and platform depends upon the performance and reliability of our operational systems and those of third-parties such as internet, mobile, and other infrastructures that are not under our control. Our technology could have undetected defects, errors or bugs in hardware or software which could damage our reputation with current or prospective hosts or guests. Improper installation or defective hardware of a connected device could result in liability, such as in the event improper installation allows vehicles to be improperly started, which has occurred in the past. As a consequence, we could lose existing and future business. System interruptions that disrupt communications with hosts, hosts’ vehicles, data and other communications with hosts, vehicles and guests would damage our reputation and brand, which could substantially harm our business and operating results. We may fail to detect all malware, viruses, and other vulnerabilities on our networks and systems, which could permit a security or privacy breach. We collect, use, and process certain platform user data, employee data, and proprietary or confidential data. If we experience security or privacy breaches, or other unauthorized or improper access to this data, we may experience business interruptions, loss of revenue, and harm to our brand and reputation, and we may become subject to penalties and significant liabilities. We rely on our proprietary risk scoring model to determine trip fees for each booking. If our risk scoring model is unable to permit us to effectively generate accurate trip fees for each trip, it may adversely impact our operating results, business, results of operations, and financial condition. We rely on mobile operating systems and app marketplaces to make our app available to hosts and guests, and if we do not effectively operate with or receive favorable placements within such app marketplaces and maintain high user reviews, our usage or brand recognition could decline and our business, financial results, and results of operations could be adversely affected.

Risks Related to Our Operations (Cont’d) If we do not adequately protect our intellectual property and our data, our business, financial condition, and results of operations could be negatively impacted. In particular, we rely in part on patents to protect some of our technology. These patents may be subject to challenge and there can be no assurance that they will be adequate in protecting our technology. If we are unable to protect our technology, whether through patents, trade secrets or otherwise, we may lose our competitive advantage and our business would be negatively impacted. If our trademarks and trade names are not adequately protected, then we may not be able to build name recognition in our markets of interest and our business, financial condition, results of operation, and prospects may be adversely affected. We are subject to payment processing risk and payment-related fraud. Loss or material modification of our credit or debit card acceptance privileges would have an adverse effect on our business, revenue, and results of operations. Our business and operations have experienced rapid growth, and if we do not appropriately manage future growth, if any, or are unable to improve our systems, processes and controls, our business, financial condition, results of operations, and prospects, could be negatively impacted. Our recent growth may not be indicative of our future growth, and we may not be able to maintain our revenue growth rate in the future. Our growth rate also makes it difficult to evaluate our future prospects and may increase the risk that we will not be successful. Our business depends on attracting and retaining capable management and employees, and the loss of any key personnel could negatively impact our business, financial condition, and results of operations. If we cannot maintain our corporate culture, we could lose the innovation, collaboration and focus on the mission that contribute to our business. The failure to successfully execute and integrate acquisitions and the different products and services associated with such acquisitions could negatively impact our business, financial condition, and results of operations. We may experience significant fluctuations in our results of operations, making it difficult to project future results. Our share price may be volatile, and the value of our common stock may decline. We may not be able to successfully manage and limit our exposure to bad debt. We may be subject to governmental economic and trade sanctions laws and regulations that limit the scope of our offering. Additionally, failure to comply with applicable economic and trade sanctions laws and regulations could subject us to liability and negatively affect our business, results of operations and financial condition. Regulatory Risks We are or will be subject to anti-corruption, anti-bribery, anti-money laundering, financial and economic sanctions and similar laws, and non-compliance with such laws can subject us to administrative, civil and criminal fines and penalties, collateral consequences, remedial measures and legal expenses, all of which could materially adversely affect our reputation, business, financial condition, and results of operations. We could face liability for information or content on or accessible through our platform. We have been, and may in the future be, subject to claims that we or others violated certain third-party intellectual property rights, which, even where meritless, can be costly to defend and could adversely affect our business. We may be subject to damages resulting from claims that we or our employees have wrongfully used or disclosed alleged trade secrets of our employees’ former employers. We are subject to a variety of complex, evolving, and sometimes inconsistent and ambiguous laws and regulations in the United States and in Europe that may adversely impact our operations and discourage hosts and guests from using our platform, and that could cause us to alter our business and/or incur significant expenses and liabilities, including fines and criminal penalties, and could negatively impact our business, results of operations, and financial condition. Payments for trips booked through our marketplace are subject to extensive government regulation and oversight. Our failure to comply with such laws, rules, regulations, policies, legal interpretations, and regulatory guidance, could negatively impact our business, results of operations, and financial condition.

Regulatory Risks (Cont’d) The regulatory environment relating to sales or related taxes for businesses and platforms such as ours is complex, rapidly evolving and differs across local, state and national jurisdictions. Uncertainty in the application of taxes, including sales or related taxes, to our hosts, guests, or platform could increase our tax liabilities and may discourage hosts and guests from conducting business on our platform. If we or our hosts or guests are required to collect or pay sales or related taxes where such taxes are not currently collected or paid, our business could be negatively impacted, including as a result of liabilities, regulatory findings that challenge the categorization of our business as a platform, or due to other applicable changes in our business model or platform that we are required or may choose to make in response to such levies. We may become subject to pricing regulations, as well as related litigation or regulatory inquiries. We are subject to laws and regulations relating to insurance, and we may become involved in challenges by or disputes with insurance regulators. Our ability to use our net operating loss carry-forwards and certain other tax attributes may be limited, including in connection with a change of ownership. To the extent we fail to comply with federal, state, and foreign laws relating to privacy and data protection, we have in the past faced regulatory scrutiny, and may in the future face potentially significant liability, regulatory scrutiny and penalties, negative publicity, an erosion of trust, and increased regulation. We are currently subject to a number of legal proceedings initiated by private parties and government agencies, including legal proceedings in foreign jurisdictions. Adverse litigation judgments or settlements resulting from these proceedings could expose us to monetary damages or limit our ability to operate our business. We face risks related to liabilities to hosts, guests, passengers, and third parties resulting from personal injuries and property damage caused by the use of our vehicles by our guests. Changes in tax laws or tax rulings could negatively impact our business, financial condition, and results of operations. We are subject to regulatory inquiries and different jurisdictions taking the position that we are subject to various licensing requirements, and failure to comply may adversely impact our operations and/or result in significant expenses and liabilities, including fines. We are subject to consumer protection laws, including laws that protect driver information and credit reporting, and failure to comply may adversely impact our operations and/or result in significant expenses and liabilities, including fines and criminal penalties. We track certain performance metrics with internal tools and do not independently verify such metrics. Certain of our performance metrics may not accurately reflect certain details of our business, are subject to inherent challenges in measurement, and real or perceived inaccuracies in such metrics may harm our reputation and negatively affect our business. Our results of operations and financial condition could be negatively impacted by changes in accounting principles. There have been and may in the future be changes to current accounting practices for SPAC’s, which could result in changes to InterPrivate II’s financial statements and disclosures, and which could have a material adverse impact. If we consummate this offering prior to receiving all regulatory approvals, our business, financial condition, results of operations, and prospects, could be materially and adversely affected. We rely on third-party payment service providers to process payments made by guests and payments made to hosts on our platform. If these third-party payment service providers become unavailable or we are subject to increased fees, our business, results of operations, and financial condition could be negatively impacted. Our failure to properly manage funds held on behalf of customers could negatively impact our business, results of operations, and financial condition. Our use of “open source” software could adversely affect our ability to offer our platform and services and subject us to costly litigation and other disputes. Risks Related to InterPrivate II and the Business Combination Directors and officers of InterPrivate II have potential conflicts of interest in recommending that stockholders vote in favor of approval of the Business Combination. The ability of InterPrivate II stockholders to exercise redemption rights with respect to a large number of shares could deplete InterPrivate II’s trust account prior to the Business Combination and thereby diminish the amount of working capital of the ultimate holding company after the transaction (“PubCo”). InterPrivate II’s initial stockholders, directors, officers, advisors, and their affiliates may elect to purchase shares or public warrants from public stockholders, which may influence a vote on the Business Combination and reduce the public “float” of InterPrivate II’s Class A common stock.

Risks Related to InterPrivate II and the Business Combination (Cont’d) We may be unable to complete the Business Combination if the stockholders of InterPrivate II do not approve the transaction or a significant number of InterPrivate II stockholders exercise their redemption rights, thereby reducing the amount of funds available to complete the Business Combination. There can be no assurance that the contemplated transaction will achieve our objectives of providing the company with sufficient capital, and if we require additional capital to fund our operations or expected growth, there can be no assurance that we will be able to obtain such funds on attractive terms or at all, and you may experience dilution as a result. We and InterPrivate II have incurred and will incur substantial costs in connection with the Business Combination and related transactions, such as legal, accounting, consulting, and financial advisory fees. While we and InterPrivate II work to complete the Business Combination, management’s focus and resources may be diverted from operational matters and other strategic opportunities. Our operations may be restricted during the pendency of the Business Combination pursuant to terms of the Business Combination agreement. The announcement of the Business Combination could disrupt Getaround’s relationships with its hosts, guests, and others, as well as its operating results and business generally. Uncertainty about the effect of the Business Combination may affect our ability to retain key employees and integrate management structures and may negatively impact our management, strategy and results of operations. The consummation of the Business Combination is subject to a number of conditions and if those conditions are not satisfied or waived, the Business Combination agreement may be terminated in accordance with its terms and the Business Combination may not be completed. The consummation of the Business Combination could constitute an event of default or otherwise trigger the acceleration of repayment obligations with respect to certain outstanding indebtedness of Getaround in the absence of waivers by the applicable lenders with respect thereto. PubCo may incur successor liabilities due to conduct arising prior to the completion of the Business Combination. Subsequent to the completion of the Business Combination, we may be exposed to unknown or contingent liabilities and may be required to take write-downs or write-offs, restructuring and impairment or other charges that could have a significant negative effect on our financial condition, results of operations and the price of our securities, which could cause you to lose some or all of your investment. The obligations associated with being a public company will involve significant expenses and will require significant resources and management attention, which may divert from Getaround’s business operations. Our management and current resources may not successfully or effectively manage our transition to a public company. Future sales of common stock after the consummation of the Business Combination may cause the market price of Getaround’s common stock to drop significantly, even if Getaround’s business is doing well. Following the Business Combination, outstanding warrants will become exercisable for PubCo’s common stock, which would increase the number of shares eligible for future resale in the public market and result in dilution to Getaround’s stockholders. Our audited financial position and results of operations may differ materially from the unaudited pro forma financial information presented to investors. In connection with the Business Combination, our historical financial statements are in the process of being audited in accordance with the standards of the Public Accounting Oversight Board (United States), or PCAOB, which have identified deficiencies or material weaknesses in our internal controls and could identify inaccuracies in our historical financial statements as we were not previously required to comply with PCAOB accounting standards. We have identified material weaknesses in our internal control over financing reporting and these material weaknesses could result in a misstatement of our accounts or disclosures that would result in a material misstatement of our annual or interim consolidated financial statements that would not be prevented or detected. In particular, these material weaknesses result from lack of proper segregation of duties relating to access controls and risk assessment process and lack of documentation for management review controls. We cannot assure you that we will not identify other material weaknesses in connection with the completion of the audit of our financial statements in connection with the Business Combination or that any measures we may take in the future will be sufficient to remediate these material weaknesses or avoid potential future material weaknesses. In addition, we may suffer adverse regulatory or other consequences, as well as negative market reaction, as a result of any material weaknesses, and we will incur additional costs as we seek to remediate these material weaknesses.

Risks Related to InterPrivate II and the Business Combination (Cont’d) PubCo does not intend to pay cash dividends for the foreseeable future. PubCo may not meet the NYSE’s initial listing criteria, and even if it does, the NYSE may not continue to list PubCo’s securities on its exchange; which could limit the ability of investors in PubCo to make transactions in PubCo’s securities and subject PubCo to additional trading restrictions. If the Business Combination’s benefits do not meet the expectations of investors or securities analysts, the market price of our securities or, following the consummation of the Business Combination, PubCo’s securities, may decline. InterPrivate II is an emerging growth company, and it cannot be certain that the reduced disclosure requirements applicable to emerging growth companies will not make its common stock less attractive to investors. If securities or industry analysts do not publish research, or publish inaccurate or unfavorable research, about PubCo’s business, the price and trading volume of its securities could decline. There has been no prior public market for Getaround’s securities. The stock price of PubCo’s common stock may be volatile or may decline regardless of its operating performance, and you may not be able to resell your shares at or above the subscription price. We have broad discretion in the use of the proceeds from the Business Combination and may not use them effectively or in ways with which the investors agree. Anti-takeover provisions contained in our restated certificate of incorporation and amended and restated bylaws, as well as provisions of Delaware law, could impair a takeover attempt. Claims for indemnification by our directors and officers may reduce our available funds to satisfy successful third-party claims against us and may reduce the amount of money available to us. Our restated certificate of incorporation and amended and restated bylaws provide for an exclusive forum in the Court of Chancery of the State of Delaware for certain disputes between us and our stockholders, and that the federal district courts of the United States will be the exclusive forum for the resolution of any complaint asserting a cause of action under the Securities Act of 1933. Legal proceedings may be instituted against the Business Combination, which could delay or prevent or otherwise adversely impact the Business Combination. Changes in laws or regulations, or a failure to comply with any laws and regulations, may adversely affect our business, including our ability to consummate the Business Combination, and results of operations.

Sponsor Promote Disclosure InterPrivate Acquisition Management II, LLC (the “Sponsor”) is managed by InterPrivate Capital LLC (“IPC”), a wholly owned subsidiary of InterPrivate LLC (“InterPrivate”). InterPrivate is a private investment firm founded by the SPAC’s Chairman and CEO, Ahmed Fattouh, which makes investments together with family offices and independent private equity and venture capital sponsors. Concurrently with the SPAC’s IPO, the Sponsor invested in a private placement of shares of Class B Common Stock and warrants to purchase Class A Common Stock (collectively, the “Sponsor Equity”) and subsequently transferred 90,000 of such shares of Class B Common Stock to the SPAC’s three independent directors (30,000 shares each). Ahmed Fattouh currently has sole voting and dispositive power over all of the Sponsor Equity except for the 90,000 founder shares held directly by the SPAC’s independent directors. The economic interests in the Sponsor Equity are held by (i) officers, directors and advisors of the SPAC and the Sponsor (collectively, “Management”); (ii) InterPrivate, funds managed by IPC, and family office co-investors of IPC (collectively, the “InterPrivate Investors”); and (iii) certain unaffiliated institutional investment funds. Unaffiliated institutional investment funds hold approximately 5% of the economic interests of the Sponsor Equity, with the balance held by Management and the InterPrivate Investors.